UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2008

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.	3

Item 9.01 Financial Statements and Exhibits.	3

SIGNATURES	4
EXHIBIT INDEX	5
EX–1.1: UNDERWRITING AGREEMENT
EX–4.1: SUBORDINATED DEBT SECURITIES INDENTURE
EX–4.2: FIRST SUPPLEMENTAL INDENTURE
EX–8.1: TAX OPINION OF DEBEVOISE & PLIMPTON LLP
EX–99.1: REPLACEMENT CAPITAL COVENANT

Item 8.01 Other Events.

On June 17, 2008, Prudential Financial, Inc. (“Prudential”) closed the sale of $600,000,000 of Prudential’s 8.875% Fixed-to-Floating Rate Junior Subordinated Notes due 2068 (the “Junior Subordinated Notes”).

The following documents relating to the sale of the Junior Subordinated Notes are filed as exhibits to this Current Report on

Form 8–K:

•	Underwriting Agreement, dated June 12, 2008, among Prudential and J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein;

•	Subordinated Debt Securities Indenture, dated June 17, 2008, between Prudential and The Bank of New York, as Trustee;

•	First Supplemental Indenture, dated June 17, 2008, between Prudential and The Bank of New York, as Trustee;

•	Form of Junior Subordinated Note;

•	Tax Opinion of Debevoise & Plimpton LLP, dated June 17, 2008; and

•	Replacement Capital Covenant, dated June 17, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 12, 2008, among Prudential and J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

4.1	Subordinated Debt Securities Indenture, dated June 17, 2008, between Prudential and The Bank of New York, as Trustee.

4.2	First Supplemental Indenture, dated June 17, 2008, between Prudential and The Bank of New York, as Trustee.

4.3	Form of Junior Subordinated Note (included in Exhibit 4.2).

8.1	Tax Opinion of Debevoise & Plimpton LLP, dated June 17, 2008.

99.1	Replacement Capital Covenant, dated June 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2008

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Stephen W. Gauster
Name:	Stephen W. Gauster
Title:	Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 12, 2008, among Prudential and J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

4.1	Subordinated Debt Securities Indenture, dated June 17, 2008, between Prudential and The Bank of New York, as Trustee.

4.2	First Supplemental Indenture, dated June 17, 2008, between Prudential and The Bank of New York, as Trustee.

4.3	Form of Junior Subordinated Note (included in Exhibit 4.2).

8.1	Tax Opinion of Debevoise & Plimpton LLP, dated June 17, 2008.

99.1	Replacement Capital Covenant, dated June 17, 2008.

5